UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

FIFTH THIRD BANCORP

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Fifth Third Bancorp

38 Fountain Square Plaza

Cincinnati, Ohio 45263

Important Notice from Fifth Third Bancorp

Additional Information Regarding the Annual Meeting of Shareholders to be Held on Tuesday, April 14, 2020

The following materials relate to the proxy statement (the “Proxy Statement”) of Fifth Third Bancorp (the “Company” or “Fifth Third”), dated March 4, 2020, and furnished to the shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 11:30 a.m. Eastern Time on Tuesday, April 14, 2020. Included in these materials are: a Notice of Change of Location, letters to registered shareholders receiving both Notice and Access delivered proxy materials as well as those receiving full sets of proxy materials, a revised form of proxy card for registered shareholders, and Fifth Third Bancorp’s press release dated March 24, 2020. These additional materials are being filed with the Securities and Exchange Commission and are being made available to shareholders on or about March 24, 2020. These materials should be read in conjunction with the Proxy Statement. Any information in this Notice that is inconsistent with the Proxy Statement supersedes the information originally provided in the Proxy Statement.

Notice of Change of Location of Annual Meeting of Shareholders to be held on April 14, 2020

To the Shareholders of Fifth Third Bancorp:

Due to the ongoing public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our shareholders, employees, and community, NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Shareholders of Fifth Third Bancorp (the “Annual Meeting”) will be held online in a virtual meeting format only via live webcast. In light of public health concerns regarding COVID-19 and local, state, and recent governmental regulations and recommendations, you will not be able to attend the 2020 Annual Meeting physically in person. As previously announced, the 2020 Annual Meeting will be held on April 14, 2020 at 11:30 a.m. Eastern Time.

As described in the proxy materials for the Annual Meeting which were previously distributed on March 4, 2020, you are entitled to participate in the Annual Meeting if you were a registered shareholder at the close of business on February 21, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee.

In order to accommodate shareholder participation in a virtual only format, all registered shareholders will receive a new proxy card and a new control number issued by Broadridge. Registered shareholders should discard all proxy cards and voting instructions provided prior to March 23, 2020 and follow the instructions on communications from Fifth Third and/or Broadridge dated March 24, 2020. Registered shareholders who voted with the previously provided control numbers will need to cast a new ballot for their votes to count at the Annual Meeting. Registered holders may vote by any of the following methods:

Vote by Internet Before the Meeting	Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 13, 2020 for shares held directly and by 11:59 p.m. Eastern Time on April 9, 2020 for shares held in a Plan. Have your latest proxy card in hand when you access the web site and following the instructions to obtain your records and to create an electronic voting instruction form.
Vote by Internet During the Meeting on April 14, 2020 at 11:30 a.m. Eastern Time	Go to www.virtualshareholdermeeting.com/FITB2020
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed on the Proxy Card in the box marked by the arrow available and follow the instructions.
Vote by Phone	1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 13, 2020 for shares held directly and by 11:59 p.m. Eastern Time on April 9, 2020 for shares held in a Plan. Have your latest proxy card in hand when you call and then follow the instructions.
Vote by Mail	Mark, sign, and date your latest proxy card and return it in the postage-paid envelope we have provided or return it to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Beneficial, or street name, holders will not be issued a new proxy card and may continue to use the 16-digit control number and instructions previously provided by Broadridge to vote shares in connection with, and ask questions during, the Annual Meeting. The proxy card and notice included with the proxy materials previously distributed to beneficial holders will not be updated to reflect the change in location.

To be admitted to the 2020 Annual Meeting at www.virtualshareholdermeeting.com/FITB2020 on April 14, 2020 at 11:30 a.m. Eastern Time, you must enter the 16-digit control number found on your new proxy card, voting instruction form, or notice. You may vote online or ask questions during the Annual Meeting by following the instructions available on the meeting website during the meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by internet, phone, or mail methods, as described above.

By Order of the Board of Directors,

Susan B. Zaunbrecher

Executive Vice President, Chief Legal Officer, and Board Secretary

March 24, 2020

2020 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD VIA THE INTERNET ONLY

YOU MUST RECAST VOTES IN ORDER TO HAVE THEM COUNTED

Meeting Date and Time:	Tuesday, April 14, 2020 at 11:30 a.m. Eastern Time

Meeting Access:	www.virtualshareholdermeeting.com/FITB2020

Due to the ongoing public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) will be held online in a virtual meeting format only via live webcast. YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING PHYSICALLY IN PERSON.

Due to this change, we also need to change the voting method for the Annual Meeting. IF YOU HAVE ALREADY VOTED, YOU WILL NEED TO VOTE AGAIN USING THE ENCLOSED NEW INSTRUCTIONS AND MATERIALS, INCLUDING THE PROXY CARD MARKED “REPLACEMENT PROXY CARD.” Shares voted based on previously provided instructions, proxy cards, and control numbers will NOT be counted. We apologize for this inconvenience and appreciate your continued cooperation in light of these unforeseen circumstances.

Whether or not you plan to attend the 2020 Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described below.

You may vote using the enclosed materials in any of the following ways:

Vote by Internet Before the Meeting	Go to www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 13, 2020 for shares held directly and by 11:59 p.m. Eastern Time on April 9, 2020 for shares held in a Plan. Have your Replacement Proxy Card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
Vote by Internet During the Meeting on April 14, 2020 at 11:30 a.m. Eastern Time	Go to www.virtualshareholdermeeting.com/FITB2020
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed on the Replacement Proxy Card in the box marked by the arrow available and follow the instructions.
Vote by Phone	1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 13, 2020 for shares held directly and by 11:59 p.m. Eastern Time on April 9, 2020 for shares held in a Plan. Have your Replacement Proxy Card in hand when you call and then follow the instructions.
Vote by Mail	Mark, sign, and date your Replacement Proxy Card and return it in the postage-paid envelope we have provided or return it to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Fifth Third previously mailed voting materials to all eligible shareholders entitled to vote. Please discard those prior notices and proxy cards and the voting control numbers included in them. In this envelope, we have provided a Replacement Proxy Card which includes a new 16-digit control number. In order for your vote to be counted, you must vote with this new 16-digit control number. You may access the Annual Meeting only with this new 16-digit control number.

All shareholders of record on February 21, 2020 will be permitted to attend, ask questions, and vote at the 2020 Annual Meeting at the internet address provided above. To gain access to the 2020 Annual Meeting you will need to use the 16-digit control number printed on the Replacement Proxy Card included in this mailing.

To access the virtual meeting, please go to www.virtualshareholdermeeting.com/FITB2020 at 11:30 a.m. Eastern Time on April 14, 2020.

The proxy statement, notice, and annual report of Fifth Third Bancorp are available at proxyvote.com.

With questions, please contact:

D.F. King & Co.

48 Wall Street

New York, New York 10005

(800) 488-8035 (toll-free)

(212) 269-5550 (collect)

Email: FITB@dfking.com

If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log-in page.

To Request and Receive a PAPER or E-MAIL Copy of the Proxy Statement or Annual Report:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.

Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow LOGO (located on the following page) in the subject line.

Please note that the proxy statement of Fifth Third Bancorp filed with the SEC on March 4, 2020 and the notice and access availability letter mailed on March 4, 2020 will not be updated to reflect the changes to the meeting location or the changes to voting instructions. To the extent that the information in this mailing is different from what was previously provided in either the proxy statement or notice and access notification, the information in this mailing supersedes the previously provided information.

This Update is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about March 24, 2020.

2020 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD VIA THE INTERNET ONLY

Meeting Date and Time:	Tuesday, April 14, 2020 at 11:30 a.m. Eastern Time

Meeting Access:	www.virtualshareholdermeeting.com/FITB2020

Due to the ongoing public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) will be held online in a virtual meeting format only. YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON.

Whether or not you plan to attend the 2020 Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described below.

You may vote using the enclosed materials in any of the following ways:

Vote by Internet Before the Meeting	Go to www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 13, 2020 for shares held directly and by 11:59 p.m. Eastern Time on April 9, 2020 for shares held in a Plan. Have your Replacement Proxy Card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
Vote by Internet During the Meeting on April 14, 2020 at 11:30 a.m. EST	Go to www.virtualshareholdermeeting.com/FITB2020
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed on the Proxy Card in the box marked by the arrow available and follow the instructions.
Vote by Phone	1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 13, 2020 for shares held directly and by 11:59 p.m. Eastern Time on April 9, 2020 for shares held in a Plan. Have your Replacement Proxy Card in hand when you call and then follow the instructions.
Vote by Mail	Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

To access the virtual meeting, please go to www.virtualshareholdermeeting.com/FITB2020 at 11:30 a.m. Eastern Time on April 14, 2020.

All shareholders of record on February 21, 2020 will be permitted to attend, ask questions, and vote at the 2020 Annual Meeting at the address provided above. To gain access to the meeting you will need to use the 16-digit control number printed on the proxy card included in this mailing.

With questions, please contact:

D.F. King & Co.

48 Wall Street

New York, New York 10005

(800) 488-8035 (toll-free)

(212) 269-5550 (collect)

Email: FITB@dfking.com

If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log-in page.

Please note that the included Proxy Statement of Fifth Third Bancorp filed with the Securities and Exchange Commission (“SEC”) on March 4, 2020 will not be updated to reflect the changes to the meeting location or the changes to voting instructions. To the extent that the information in this document is different from what is stated in either the Proxy Statement or other enclosed documents, the information in this document supersedes the previously provided information.

This Update is being filed with the SEC and is being made available to shareholders on or about March 24, 2020.

FIFTH THIRD BANCORP 38 FOUNTAIN SQUARE PLAZA CINCINNATI, OHIO 45263	VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 13, 2020 for shares held directly and by 11:59 p.m. Eastern Time on April 9, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/FITB2020

You may attend the meeting via the Internet and vote during the meeting. The 2020 Annual Meeting of Shareholders will be online in a virtual meeting format only via live webcast. You will not be able to attend the Annual Meeting physically in person. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 13, 2020 for shares held directly and by 11:59 p.m. Eastern Time on April 9, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D02724-Z76737-Z76736	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIFTH THIRD BANCORP
The Board of Directors recommends a vote “FOR” the election of Directors, “FOR” Items 2 and 3, and FOR “1 YEAR” on Item 4.
1.	Election of all members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2021:
	Nominees:		For	Against	Abstain
	1a.	Nicholas K. Akins	☐	☐	☐					For	Against	Abstain

	1b.	B. Evan Bayh, III	☐	☐	☐		1k.	Jewell D. Hoover		☐	☐	☐

	1c.	Jorge L. Benitez	☐	☐	☐		1l.	Eileen A. Mallesch		☐	☐	☐

	1d.	Katherine B. Blackburn	☐	☐	☐		1m.	Michael B. McCallister		☐	☐	☐

	1e.	Emerson L. Brumback	☐	☐	☐		1n.	Marsha C. Williams		☐	☐	☐

	1f. 1g. 1h. 1i. 1j.	Jerry W. Burris Greg D. Carmichael C. Bryan Daniels Thomas H. Harvey Gary R. Heminger	☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐	2.	Approval of the appointment of the firm of Deloitte & Touche LLP to serve as the independent external audit firm for the Company for the year 2020.			☐	☐	☐
						3.	An advisory approval of the Company’s executive compensation.			☐	☐	☐
									1 Year	2 Years	3 Years	Abstain
						4.	An advisory vote to determine whether the shareholder vote on the compensation of the Company’s executives will occur every 1, 2, or 3 years.		☐	☐	☐	☐

Please sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, corporation, trustee, guardian, or custodian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]			Date			Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of meeting, proxy statement, and proxy card are available at www.proxyvote.com.

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D02725-Z76737-Z76736

REPLACEMENT PROXY CARD FOR VIRTUAL MEETING
FIFTH THIRD BANCORP	ANNUAL MEETING PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Emerson L. Brumback, Greg D. Carmichael, and Marsha C. Williams, and each of them, with full power of substitution and power to act alone, as proxies to vote all shares of stock of FIFTH THIRD BANCORP which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of the Shareholders of Fifth Third Bancorp, to be held live via the Internet at www.virtualshareholdermeeting.com/FITB2020 on April 14, 2020 at 11:30 a.m. Eastern Time, and at any adjournments or postponements thereof.

In their discretion, the PROXIES are authorized to vote upon such other business as may properly come before the meeting. This PROXY when executed will be voted in the manner directed herein by the undersigned SHAREHOLDER(S). If no direction is made, this PROXY will be voted FOR the election of Directors, FOR Items 2 and 3, and FOR 1 Year on Item 4.

(Continued, and please sign on reverse side.)

NEWS RELEASE

CONTACTS
Ed Loyd (Communications)	March 24, 2020
edgar.loyd@53.com | 513-534-NEWS
Chris Doll (Investor Relations)
Christopher.Doll@53.com | 513-534-2345

Fifth Third Bancorp Announces Change of Location for 2020 Annual Meeting of Shareholders

Virtual Meeting to be Held Online Only; Registered Shareholders Who Have Already Voted Need to Cast New Ballots

CINCINNATI – Fifth Third Bancorp (Nasdaq: FITB) today provided notice of a change in location for the 2020 Annual Meeting of its Shareholders via the filing of additional proxy materials with the SEC.

Due to public health concerns around the coronavirus pandemic (COVID-19) and related local, state and federal government regulations and recommendations, the 2020 Annual Meeting of Shareholders of Fifth Third Bancorp will be held via the Internet in a virtual format only. Shareholders will not be able to attend the Annual Meeting physically in person. As previously announced, the Annual Meeting will be held on April 14, 2020 at 11:30 a.m. Eastern Time.

In order to accommodate shareholder participation online in the new virtual format, registered shareholders who have voted already will need to vote again. Registered shareholders will receive new voting instructions, proxy cards, and control numbers and should discard all proxy cards, control numbers and voting instructions provided prior to March 23, 2020. With the updated control number on hand, registered shareholders will be able to vote online at www.proxyvote.com through April 13, 2020. Registered shareholders may also vote by phone or mail according to the instructions on their proxy card.

Beneficial, or street name, holders will not need to recast their votes and may use the 16-digit control numbers and voting instructions previously provided by Broadridge to vote.

Shareholders of record as of the close of business on February 21, 2020 can also attend, vote, and ask questions during the Annual Meeting online via the Internet at www.virtualshareholdermeeting.com/FITB2020 on April 14, 2020 at 11:30 a.m. Eastern Time by using the 16-digit control number found on the proxy card, voting instruction form, or notice provided by the Company.

Shareholders with questions regarding their status, how to vote or how to participate in the virtual meeting should contact:

D.F. King & Co.

48 Wall Street

New York, New York 10005

(800) 488-8035 (toll-free)

(212) 269-5550 (collect)

Email: FITB@dfking.com

Shareholders are urged to vote in advance of the 2020 Annual Meeting by one of the methods described in the materials provided by the Company.

NEWS RELEASE

About Fifth Third Bancorp

Fifth Third Bancorp is a diversified financial services company headquartered in Cincinnati, Ohio, and the indirect parent company of Fifth Third Bank, National Association, a federally chartered institution. As of December 31, 2019, Fifth Third had $169 billion in assets and operated 1,149 full-service banking centers and 2,481 ATMs with Fifth Third branding in Ohio, Kentucky, Indiana, Michigan, Illinois, Florida, Tennessee, West Virginia, Georgia and North Carolina. In total, Fifth Third provides its customers with access to approximately 53,000 fee-free ATMs across the United States. Fifth Third operates four main businesses: Commercial Banking, Branch Banking, Consumer Lending and Wealth & Asset Management. Fifth Third is among the largest money managers in the Midwest and, as of December 31, 2019, had $413 billion in assets under care, of which it managed $49 billion for individuals, corporations and not-for-profit organizations through its Trust and Registered Investment Advisory businesses. Investor information and press releases can be viewed at www.53.com. Fifth Third’s common stock is traded on the Nasdaq® Global Select Market under the symbol “FITB.”